UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 7, 2015

Date of Report (Date of earliest event reported)

Vapor Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-51159	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 SW 47TH AVENUE Suite 415 Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 792-8450
Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a) As reported on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 20, 2015, on May 4, 2015, Terry Johnson, CPA (“Johnson”) resigned as the independent registered public accounting firm of Vapor Group Inc., a Florida corporation (the "Company" or the “Registrant”). The resignation was accepted by the Board of Directors of the Company (the “Board”). In the letter, Johnson gave no reason for his resignation.

Other than an explanatory paragraph included in Johnson’s audit report for the Company's fiscal year ended December 31, 2014, 2013 and 2012 relating to the uncertainty of the Company's ability to continue as a “going concern”, the audit report of Johnson on the Company's financial statements for the last three fiscal years ended December 31, 2014, 2013 and 2012, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

As reported on Form 8-K filed with the SEC on May 20, 2015, during the Company's 2014, 2013 and 2012 fiscal years and through May 4, 2015, (1) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Also as reported on Form 8-K on May 20, 2015, the Company had provided Johnson with a copy of the foregoing statements and requested that Johnson provide it with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the preceding statements. On May 15, 2015, the Registrant received said letter from Johnson, which was filed as an Exhibit to the report filed with the SEC on Form 8-K on May 20, 2015.

(b) As a result of Johnson’s resignation and as reported on Form 8-K on May 20, 2015, on May 5, 2015, the Company engaged D. Brooks and Associates, CPAs, P.A., (“D. Brooks and Associates”) as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 through May 5, 2015 neither the Company nor anyone acting on its behalf consulted with D. Brooks and Associates regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by D. Brooks and Associates on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Johnson or a reportable event with respect to Johnson.

(c) On June 3, 2015, the Registrant issued a letter to D. Brooks and Associates (the “Letter”) terminating as of that date their services as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. In a Letter, the Company stated that the reason for the termination was the Company’s conclusion that the audit being conducted by D. Brooks and Associates would not fulfill the Company’s goal of achieving an Amended Filing of the Annual Report (as reported on Form 8-K on May 20, 2015) within a timeframe acceptable to the Company. As a result, the Company would seek to engage another accounting firm to prepare the amended and newly audited Financial Statements for the period ending December 31, 2014, within a timeframe acceptable to the Company.

In the Letter, the Company stated that it believed that (1) there were no disagreements with D. Brooks and Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D. Brooks and Associates, would have caused D. Brooks and Associates to make reference to the subject matter of the disagreements in connection with any forthcoming report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

2

In connection with the Letter, the Company requested that D. Brooks and Associates provide it with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the foregoing statements in its letter. On June 5, 2015, the Registrant received such letter which was filed as an Exhibit to the Current Report as a Form 8-K/A, dated June 4, 2015, filed with the SEC on June 12, 2015.

(d) As a result of the termination of David Brooks and Associates, on June 3, 2015 the Company engaged Anton & Chia, LLP, a PCAOB and CPAB registered firm (“Anton & Chia”) as the Company's independent accountant to audit the Company’s financial statements for the 2014 Annual Report and to perform reviews of the Company’s 2015 interim financial statements. During the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 through June 2, 2015 neither the Company nor anyone acting on its behalf consulted with Anton & Chia regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Anton & Chia on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with D. Brooks and Associates or a reportable event with respect to D. Brooks and Associates.

(e) On October 6, 2015, the Registrant received a letter from the SEC of even date, stating that its former auditor, Terry Johnson, CPA (“Johnson”), is no longer allowed to practice before the SEC as a consequence of that certain “Order Instituting Public Administrative And Cease-And Desist Proceedings Pursuant To Section 8a Of The Securities Act Of 1933, Sections 4c And 21c Of The Securities Exchange Act Of 1934, And Rule 102(E) Of The Commission’s Rules Of Practice, Making Findings, And Imposing Remedial Sanctions And A Cease-And-Desist Order”, Release No. 3698, dated September 17, 2015 (the “Suspension”). As a result, the Registrant may not include audit reports or consents in its filings with the SEC on or after the date of the Suspension.

Item 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As reported on Form 8-K filed with the SEC on June 4, 2015, the Company is already in the process of restating its Financial Statements contained in the 2014 Annual Report on Form 10-K for the year ended December 31, 2014 and filed with the SEC on March 31, 2015, in order to address the needed inclusion of calculations for certain embedded conversion options of specific convertible promissory notes issued by the Company and listed on the Balance Sheet under “Current Liabilities”; moreover, as a result of the aforementioned Suspension, the Company is having its current auditors, Anton & Chia, re-audit its 2014 Annual Report and further amend its content to include additional adjustments, changes and updates.(Collectively, the “Restatement”). Such Restatement shall be filed as quickly as feasible.

As a consequence of the need for the Restatement, the Company has delayed the filing of its Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 until after the filing of the Restatement, since the Form 10-Q’s for the quarters ended in 2015 must reconcile with changes to the 2014 Annual Report.

SECTION 8 – OTHER EVENTS

None.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

None.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapor Group, Inc.

Date: October 7, 2015	By:	/s/ Dror Svorai
Dror Svorai
Chief Executive Officer

4